                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 28, 1995
                                                  ------------------



                           US FACILITIES CORPORATION
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            (Exact name of Registrant as specified in its charter)


                                    0-15196
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                           (Commission File Number)

                   Delaware                                  33-0097221
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   (State of Incorporation or Organization)                (IRS Employer
                                                         Identification No.)


  650 Town Center Drive, Suite 1600, Costa Mesa, CA             92626
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     (Address of principal executive offices)                 (Zip Code)


                                 714/549-1600
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             (Registrant's telephone number, including area code)



                                Not Applicable
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         (Former name or former address, if changed since last report)


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                Information Required In Current Report


ITEM 5.  OTHER EVENTS

         Effective as of May 24, 1990, the Registrant and Security Pacific National Bank (the "Rights Agent") entered into a Stockholders Rights Agreement (the "Rights Agreement") which provides that holders of each outstanding share of the Registrant's Common Stock shall be entitled to receive one Right to purchase shares of the Registrant's Common Stock (a "Right"). By Application for Registration dated June 4, 1990 on Form 8-A, the Rights were registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, and the appropriate Form 8-K enclosing the Rights Agreement as an exhibit was also filed with the Securities and Exchange Commission.

         Effective as of January 16, 1992, the Registrant and the Rights Agent amended the Rights Agreement by increasing from $22.50 to $40.00 the Exercise Price of each Right as set forth in Section 7(c) and wherever such term appears in the Rights Agreement and in the Exhibits thereto (the "First Amendment").

         Effective as of May 24, 1994, the Registrant and the Rights Agent amended the Rights Agreement to change the term "15% Ownership Date" to "10% Ownership Date" and to change the term "15% Stockholder" to "10% Stockholder" wherever such terms appear in the Rights Agreement and in the Exhibits thereto (the "Second Amendment").

         Effective as of September 28, 1995, the Registrant and the Rights Agent amended the Rights Agreement (i) by increasing from $40.00 to $70.00 the Exercise Price of each Right as set forth in Section 7(c) and wherever such term otherwise appears in the Rights Agreement and in the Exhibits thereto; (ii) by reducing from $.01 to $.001 the Redemption Price as set forth in Section 23(a) and wherever such term otherwise appears in the Rights Agreement and in the Exhibits thereto; and (iii) by updating the name of the Rights Agent from Security Pacific National Bank to Chemical Mellon Shareholder Services, and to correct the address of the Rights Agent from 701 South Western Avenue, Glendale, California 91201 to 300 South Grand Avenue, 4th Floor, Los Angeles, California 90071-3113, as set forth in Section 26 and wherever such terms otherwise appear in the Rights Agreement and in the Exhibits thereto (the "Third Amendment").

         Attached hereto as Exhibit 4 is the Third Amendment to Rights Agreement, dated September 28, 1995.

         For each prior amendment to the Rights Agreement, the Registrant filed the appropriate Form 8-K and Form 8-A/A with the Securities and Exchange Commission.

         The Company is concurrently amending its Registration Statement on Form 8-A under which these Rights were registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 to reflect the changes made by the Third Amendment.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          US FACILITIES CORPORATION



Date: October 3, 1995                     By  /s/ Jose A. Velasco
                                             ________________________________
                                              Jose A. Velasco,
                                              Senior Vice President,
                                              Secretary and General Counsel

                                      -3-
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                                 EXHIBIT INDEX



                                                              No.

Third Amendment to Rights Agreement.........................   4

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